UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

ExxonMobil Holdings Corporation

(Exact name of registrant as specified in its charter)

Texas	1-43384	41-4104094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22777 Springwoods Village Parkway	Spring, Texas 77389-1425
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	XOM	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 23, 2026, ExxonMobil Holdings Corporation, a Texas corporation (the “Company”), and Exxon Mobil Corporation, a New Jersey corporation and a subsidiary of the Company (“Exxon Mobil”), entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and UBS Securities LLC, as managers of the several underwriters named therein, for the issuance and sale by Exxon Mobil of $185,883,000 aggregate principal amount of its Floating Rate Notes due 2076 (the “Notes”), which are to be fully and unconditionally guaranteed by the Company.

The Notes were issued pursuant to an indenture entered into by Exxon Mobil on March 20, 2014 with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and amended by a first supplemental indenture dated as of June 26, 2020 between Exxon Mobil and the Trustee, as further supplemented and amended by a second supplemental indenture dated as of July 1, 2026 among the Company, Exxon Mobil and the Trustee and as further supplemented by an officer’s certificate dated as of September 25, 2026 establishing the terms and forms of the Notes (the “Officer’s Certificate”).

The Notes were offered pursuant to Exxon Mobil’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on February 18, 2026 (Reg. No. 333-293558), as amended by Post-Effective Amendment No. 1 thereto filed with the Commission on July 1, 2026 (together, the “Registration Statement”).

The Form of Underwriting Agreement – Standard Provisions (Debt Securities), the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) are filed as Exhibits 1.1, 1.2 and 4.4, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and Timothy Kim, Esq., Counsel—Corporate of Exxon Mobil Corporation and ExxonMobil Holdings Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement - Standard Provisions (Debt Securities)

1.2	Underwriting Agreement dated as of September 23, 2026 among Exxon Mobil Corporation, ExxonMobil Holdings Corporation and RBC Capital Markets, LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and UBS Securities LLC, as managers of the several underwriters named therein

4.1	Indenture dated as of March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Exxon Mobil Corporation’s Report on Form 8-K of March 20, 2014)

4.2	First Supplemental Indenture dated as of June 26, 2020 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Exxon Mobil Corporation’s Report on Form 8-K of June 26, 2020)

4.3	Second Supplemental Indenture dated as of July 1, 2026 among Exxon Mobil Corporation, ExxonMobil Holdings Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4(i) to ExxonMobil Holdings Corporation’s Report on Form 8-K12B of July 1, 2026 and Exhibit 4(i) of Exxon Mobil Corporation’s Report on Form 8-K of July 1, 2026)

4.4	Officer’s Certificate of Exxon Mobil Corporation and ExxonMobil Holdings Corporation dated as of September 25, 2026

4.5	Form of Global Note representing the Floating Rate Notes due 2076 (included in Exhibit 4.4)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Timothy Kim, Esq., Counsel—Corporate of Exxon Mobil Corporation and ExxonMobil Holdings Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Timothy Kim, Esq. (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026	EXXONMOBIL HOLDINGS CORPORATION

	By:	/s/ James R. Chapman
		Name:	James R. Chapman
		Title:	Vice President, Corporate Finance and Treasurer

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